EXHIBIT 4.1

FORM OF CLASS A COMMON STOCK CERTIFICATE

AMPEX | Corporation

NUMBER	SHARES
AR _________	_________

INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE	SEE REVERSE FOR CERTAIN DEFINITIONS AND LEGENDS

This Certifies that ________________________________________________________________________________________

Is the record holder of ____________________________________________________________________________________

FULLY PAID AND NONASSESSABLE SHARES OF THE CLASS A COMMON STOCK, $.01 PAR VALUE, OF

AMPEX Corporation

transferable only on the books of the Corporation by the holder hereof in person or by duly authorized attorney upon surrender of this Certificate properly endorsed. This Certificate and the shares represented hereby are issued and shall be subject to all the provisions of the Restated Certificate of Incorporation, as amended, to all of which the holder by acceptance hereof assents. This Certificate is not valid unless duly countersigned by the Transfer Agent and registered by the Registrar.

WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

Dated: ________________

	AMPEX CORPORATION
_______________________	CORPORATE SEAL	____________________
SECRETARY	1992	PRESIDENT
	DELAWARE

COUNTERSIGNED AND REGISTERED:

AMERICAN STOCK TRANSFER & TRUST COMPANY, LLC

(New York, NY)

TRANSFER AGENT AND REGISTRAR

BY
AUTHORIZED SIGNATURE

AMPEX | Corporation

The Corporation shall furnish without charge to each stockholder who so requests a statement of the powers, designations, preferences and relative, participating, optional or other special rights of each class of stock of the Corporation or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights. Such requests shall be made to the Corporation’s Secretary at the principal office of the Corporation.

THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY STATE SECURITIES LAWS AND MAY NOT BE SOLD, PLEDGED OR OTHERWISE TRANSFERRED EXCEPT IN ACCORDANCE WITH THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT OF 1933, AS AMENDED, OR AN EXEMPTION THEREFROM AND, IN EACH CASE, IN COMPLIANCE WITH APPLICABLE STATE SECURITIES LAWS.

THE SHARES REPRESENTED BY THIS CERTIFICATE ARE RESTRICTED PURSUANT TO THE CERTIFICATE OF INCORPORATION OF THE CORPORATION TO THE EFFECT THAT THE VOTING RIGHTS OF CERTAIN HOLDERS OF THE CORPORATION’S SECURITIES MAY BE NULLIFIED IN THE EVENT OF ANY INQUIRY OR DETERMINATION BY THE U.S. DEPARTMENT OF DEFENSE REGARDING FOREIGN OWNERSHIP OF THE CORPORATION AND ITS POSSIBLE EFFECTS ON NATIONAL SECURITY.

THE SHARES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO VARIOUS CONDITIONS, INCLUDING CERTAIN RESTRICTIONS ON SALE, DISPOSITION OR TRANSFER, AS SET FORTH IN THE CORPORATION’S CERTIFICATE OF INCORPORATION, AS AMENDED (THE “CERTIFICATE OF INCORPORATION”), AND THE STOCKHOLDERS’ AGREEMENT DATED AS OF OCTOBER 3, 2008 AMONG THE CORPORATION AND THE STOCKHOLDERS NAMED THEREIN, AS IT MAY BE AMENDED FROM TIME TO TIME (THE “STOCKHOLDERS’ AGREEMENT”). NO REGISTRATION OR TRANSFER OF THESE SHARES WILL BE MADE ON THE BOOKS OF THE CORPORATION UNLESS AND UNTIL SUCH RESTRICTIONS SHALL HAVE BEEN COMPLIED WITH. THE CORPORATION WILL FURNISH WITHOUT CHARGE TO EACH HOLDER OF RECORD OF THE SHARES REPRESENTED BY THIS CERTIFICATE A COPY OF THE CERTIFICATE OF INCORPORATION AND STOCKHOLDERS’ AGREEMENT, CONTAINING THE ABOVE-REFERENCED RESTRICTIONS ON TRANSFERS OF STOCK, UPON WRITTEN REQUEST TO THE CORPORATION AT ITS PRINCIPAL PLACE OF BUSINESS.

The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM	—as tenants in common	UNIF GIFT MIN ACT __________ Custodian __________
(Cust) (Minor)
TEN ENT	—as tenants by the entireties	Under Uniform Gift to Minors Act _____________________
(State)
JT TEN	—as joint tenants with right of survivorship and not as tenants in common	UNIF TRF MIN ACT_________ Custodian (until age_____)
(Cust)
______________ under Uniform Transfers
(Minor)
to Minors Act __________________________________
(State)

Additional abbreviations may also be used though not in the above list.

FOR VALUE RECEIVED, ______________________ hereby sells, assigns and transfers unto

PLEASE INSERT SOCIAL SECURITY OR OTHER

IDENTIFYING NUMBER OF ASSIGNEE

____________________________

(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

_____________________________________________________________________________________________________ Shares of the common stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

_____________________________________________________________________________________ Attorney to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated _______________________

X ________________________

X ________________________
NOTICE:	THE SIGNATURE(S) TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME(S) AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.

Signature(s) Guaranteed

By __________________________________

THE SIGNATURE(S) MUST BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE l7Ad-15.